SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
NOTE 9 - SUBSEQUENT EVENTS

During July 2013, the Company issued a warrant to purchase 100,000 shares of common stock at a purchase price of $0.90 per share for accounting services rendered commencing July 1, 2013.  The warrant was valued at $48,915 using the Black-Scholes Option Pricing Formula, vesting over the next twelve months with 8,333 vesting each month for the first eleven months and 8,337 vesting the twelfth month from date of grant.  The warrant expires in five years.  The expense is being recognized based on service terms of the agreement over a twelve month period.

NOTE 10 - SUBSEQUENT EVENTS

During January 2013, warrants for 600,000 shares issued in April 2008 at an exercise price of $0.73 and an expiration date of April 2013 were amended to 400,000 shares at an exercise price of $0.73 expiring October 2013 and 200,000 shares were rescinded.

During February, 2013 through March, 2013, the institutional investor under the Company's May 2011 agreement purchased 911,385 shares of common stock for proceeds of $1,000,000.  The Company issued 15,085 shares of common stock as additional commitment fee, valued at $19,550, fair value.

In March 2013, a new employee was granted an option to purchase up to 75,000 shares of common stock at an exercise price of $1.16 per share.  Using the Black-Scholes Option Pricing Formula, the options were valued at $81,076, fair value.  These options expire in 10 years and 9,375 shares vest quarterly commencing June 1, 2013.  The option will be expensed over the vesting terms.

On March 12, 2013, the Company entered into an agreement with EM Photonics to co-develop an advanced telecom modulator.

During March 2013, the warrants issued under the July 2010 private placement memorandum as amended in September 2010, were extended three months with 156,250 warrants expiring on June 30, 2013 and 178,750 warrants expiring on September 8, 2013.